Exhibit 10.1

HARVEST OIL & GAS CORP.

2018 OMNIBUS INCENTIVE PLAN

1. Purpose. The purpose of the Harvest Oil & Gas Corp. 2018 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to provide a means through which the Company and its Subsidiaries (the “Company Group”) may attract and retain key personnel and to provide a means whereby employees, directors, consultants and other service providers of the Company and the other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan:

“Affiliate” of any specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Adjustment Event” has the meaning given to such term in Section 11(a) of the Plan.

“ASC Topic 718” means the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, as amended, or any successor accounting standard.

“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award, and Cash-Based Award granted under the Plan.

“Award Agreement” means the document or documents by which each Award (other than a Cash-Based Award) is evidenced, which may be in written or electronic form.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award that is not a Stock Appreciation Right or Restricted Stock Unit granted under Section 10 of the Plan that is denominated and/or payable in cash.

“Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, (x) with respect to any Participant who is an employee of a member of the Company Group: (A) if the Participant is party to an employment agreement with any member of the Company Group that defines “Cause”, the definition ascribed to “Cause” in such agreement or (B) if the Participant is not party to such agreement or such term is not defined therein, (i) the willful breach or habitual neglect by the Participant of assigned duties related to any member of the Company Group or the willful failure by the Participant to comply with policies of any member of the Company Group; (ii) conviction (including any plea of guilty or nolo contendere) of the Participant of any felony or crime involving dishonesty or moral turpitude; (iii) any act of personal dishonesty knowingly taken by the Participant in connection with responsibilities as an employee or service provider to any member of the Company Group and intended to result in personal enrichment of the Participant or any other Person; (iv) bad faith conduct by the Participant that is detrimental to the Company or any of its Subsidiaries or Affiliates; (v) inability of the Participant to perform the Participant’s duties as an employee or service provider to any member of the Company Group due to alcohol or illegal drug use; (vi) the Participant’s failure to comply with any reasonable and legal written directive of any member of the Company Group; (vii) any act or omission of the Participant which is detrimental to the Company or any of its Subsidiaries or Affiliates because of the Participant’s intentional failure to comply with any statute, rule or regulation, except any act or omission believed by the Participant in good faith to have been in or not opposed to the best interests of the Company or any of its Subsidiaries or Affiliates (without intent of the Participant to gain, directly or indirectly, a profit to which the Participant was not legally entitled); (viii) any other act or failure to act or other conduct which is demonstrably injurious to the Company or any of its Subsidiaries or Affiliates, monetarily, reputationally, or otherwise; or (ix) any breach of any material provision of a written agreement between the Participant and any member of the Company Group, or (y) with respect to any Participant who is not employed by any member of the Company Group, “Cause” as defined above and “Cause” as determined by the Participant’s employer. The Participant’s employer will be required to provide immediate notification in writing to the Company of any such termination. Any determination of Cause as it relates to an employee of any member of the Company Group shall be made by the Committee. Notwithstanding the foregoing, a Participant’s resignation after an event that would be grounds for a termination for Cause will be treated as a termination for Cause hereunder.

“Change of Control” means the first to occur of the following events: (i) any “person” or “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company or any of its Subsidiaries or Affiliates (as determined before such Change of Control transaction), any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its Subsidiaries or Affiliates, or any other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock), acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under Section 13 of the Exchange Act) of more than 50% (on a fully diluted basis) of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors; or (ii) the sale or other disposition of all or substantially all of the assets of the Company Group (taken as a whole) to any “person” that is not an Affiliate of the Company (excluding as a result of any internal restructurings of the Company and its Subsidiaries). Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change of Control under the Plan or any Award for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

“Committee” means the Compensation Committee of the Board (or any properly delegated subcommittee thereof) or a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee or subcommittee has been appointed by the Board, the Board.

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“Common Stock” means the common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

“Company” means Harvest Oil & Gas Corp., a Delaware corporation, and any successor thereto.

“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

“Effective Date” means June 4, 2018.

“Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

“Eligible Person” means any (i) individual employed by any member of the Company Group; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable on Form S-8 under the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934 and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

“Exercise Price” has the meaning given to such term in Section 7(b) of the Plan.

“Fair Market Value” means, on a given date, (i) if the Common Stock is listed on the New York Stock Exchange or another national securities exchange, the closing sales price of the Common Stock reported on such national securities exchange, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported, (ii) if the Common Stock is not listed on the New York Stock Exchange or another national securities exchange, but is quoted in the NASDAQ National Market Reporting System or another inter-dealer quotation system on a last sale basis, the closing bid price or, if there is no such sale on that date, then on the last preceding date on which a sale was reported, or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock in a manner intended to satisfy the principles of Section 409A of the Code.

“GAAP” has the meaning given to such term in Section 6(d) of the Plan.

“Immediate Family Members” has the meaning given to such term in Section 13(b) of the Plan.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

“Indemnifiable Person” has the meaning given to such term in Section 4(e) of the Plan.

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“Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

“Option” means an Award granted under Section 7 of the Plan.

“Option Period” has the meaning given to such term in Section 7(c) of the Plan.

“Other Stock-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, that is granted under Section 10 of the Plan and is (i) payable by delivery of Common Stock and/or (ii) measured by reference to the value of Common Stock.

“Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

“Permitted Transferee” has the meaning given to such term in Section 13(b) of the Plan.

“Person” means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions, including vesting conditions.

“Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

“SAR Period” has the meaning given to such term in Section 8(b) of the Plan.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated thereunder) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

“Share Reserve” has the meaning given to such term in Section 5(b) of the Plan.

“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

“Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, not less than 100% of the Fair Market Value on the Date of Grant.

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“Subsidiary” means any corporation, company or other entity (i) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, unincorporated association or other similar entity), but more than fifty percent (50%) of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any subsidiary corporation within the meaning of Section 424(f) of the Code.

“Substitute Award” has the meaning given to such term in Section 5(e) of the Plan.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. Unless earlier terminated as provided for herein, the expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the earlier to occur of the date that the Plan is adopted or the date of stockholder approval; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards. For purposes of the Plan, approval by the bankruptcy court shall serve as stockholder approval, unless otherwise prohibited by law.

4. Administration. (a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Eligible Persons as Participants; (ii) determine the type or types of Awards to be granted to a Participant and to grant such Awards; (iii) determine the number of shares of Common Stock or the amount of cash to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms, conditions and restrictions of any Award, including the applicable performance criteria relating to the Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, shares of Common Stock, other securities, other Awards or other property, or terminated, canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, terminated, canceled, forfeited, or suspended; (vi) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan, any Award Agreement and any other instrument or agreement relating to, or Award granted under, the Plan; (vii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (viii) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, or waive any conditions in respect of, Awards; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law.

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(c) The Committee may delegate to one or more officers of any member of the Company Group the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the Exchange Act. Any such delegation may be revoked by the Committee at any time.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, decisions or other actions made or taken under or with respect to the Plan, any Award or any Award Agreement, shall be within the sole and absolute discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including, without limitation, any member of the Company Group, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee, any delegate of the Committee or any employee or agent of any member of the Company Group (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or willful criminal omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under or determination made with respect to the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person; provided, that, the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or willful criminal omission or that such right of indemnification is otherwise prohibited by law or by the organizational documents of any member of the Company Group. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of any member of the Company Group, as a matter of law, under an individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

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5. Grant of Awards; Shares Subject to the Plan; Limitations. (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and/or Cash-Based Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Sections 5(e) and 11 of the Plan, the Committee is authorized to issue under the Plan an aggregate of up to 689,362 shares of Common Stock (the “Share Reserve”); (ii) subject to Section 11 of the Plan, the maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be equal to the Share Reserve; (iii) Awards from the Share Reserve as in effect on the Effective Date will be made in a manner and on terms and conditions consistent with Exhibit A attached hereto and subject to the other terms and conditions of the Plan to the extent consistent with Exhibit A; and (iv) in each calendar year during any part of which the Plan is in effect, a non-employee member of the Board may not (x) be granted Awards having a grant date fair value (determined pursuant to ASC Topic 718 or such other applicable financial accounting rules) in excess of $500,000 or (y) receive total compensation (including Awards, retainers and other fees related to service on the Board or committees of the Board, whether paid currently or on a deferred basis and whether paid in cash, Common Stock or other property) for such non-employee member’s service on the Board in excess of $750,000; provided, that, the limits set forth in this Section 5(b)(iv) shall be without regard to grants of Awards, if any, made to a non-employee member of the Board during any period in which such individual was an employee of any member of the Company Group or was otherwise providing services to any member of the Company Group other than in the capacity as a director of the Company.

(c) To the extent that an Award expires, lapses, or is cancelled, forfeited or terminated without the issuance to the Participant of the full number of shares of Common Stock to which the Award related, the unissued shares will again be available for grant under the Plan. Shares of Common Stock shall be deemed to have been issued in settlement of Awards if the Fair Market Value equivalent of such shares is paid in cash in connection with such settlement; provided, however that no shares shall be deemed to have been issued in settlement of a SAR or Restricted Stock Unit that provides for settlement only in cash and settles only in cash or in respect of any Cash-Based Awards. In no event shall shares of Common Stock tendered or withheld on exercise of Options or other Award for the payment of the exercise price or purchase price or used to satisfy tax obligations of the Participant again become available for other Awards under the Plan.

(d) Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of shares of Common Stock underlying any Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan.

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6. Eligibility. Participation in the Plan shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a duly authorized person designated by the Committee, that they have been selected to participate in the Plan.

7. Options. (a) Generally. Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the terms, conditions and restrictions set forth in this Section 7, and to such other terms, conditions and restrictions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms, conditions and restrictions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than one hundred percent (100%) of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of any member of the Company Group, the Exercise Price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share on the Date of Grant.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee and set forth in an Award Agreement and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of any member of the Company Group; provided, further, that, notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms, conditions and restrictions of such Option other than with respect to exercisability. Notwithstanding the foregoing, if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code).

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(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, and local income, employment and any other applicable taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option and Award Agreement accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that, such shares of Common Stock are not subject to any pledge or other security interest and have been held and vested for any period of time as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”), and (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price, (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price, or (C) by a “net exercise” method whereby the Company withholds from the delivery of the shares of Common Stock for which the Option was exercised that number of shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price for the shares of Common Stock for which the Option was exercised. Any fractional shares of Common Stock shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date on which the Participant makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) the date that is two (2) years after the Date of Grant of the Incentive Stock Option or (B) the date that is one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

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8. Stock Appreciation Rights. (a) Generally. Each SAR granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each SAR so granted shall be subject to the terms, conditions and restrictions set forth in this Section 8, and to such other terms, conditions and restrictions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Vesting and Expiration. A SAR granted in tandem with an Option shall vest and become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independently of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates or upon such event or events as determined by the Committee and set forth in an Award Agreement and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any such vesting or exercisability dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect the terms, conditions or restrictions of such SAR other than with respect to vesting and/or exercisability. Notwithstanding the foregoing, if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code).

(c) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(d) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any federal, state and local income, employment and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value as determined in the date of exercise, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

9. Restricted Stock and Restricted Stock Units. (a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each such grant shall be subject to the terms, conditions and restrictions set forth in this Section 9, and to such other terms, conditions and restrictions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

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(b) Stock Certificates and Book Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause shares of Common Stock to be registered in the name of the Participant and held in book entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the terms and conditions set forth in this Section 9, Section 13(c) and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to such shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.

(c) Vesting. Except as provided below or as otherwise determined by the Committee and set forth in an Award Agreement or, if more favorable to a Participant, otherwise: (i) Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as set forth in an Award Agreement; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award or on such date or dates or upon such event or events as set forth in an Award Agreement.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book entry notation) evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to the Restricted Stock shall be distributed (without interest) to the Participant in cash or in shares of Common Stock having a Fair Market Value (on the date of distribution) (or a combination of cash and shares of Common Stock) equal to the amount of such dividends, upon the release of restrictions on the Restricted Stock (but in no event later than 75 days thereafter).

(ii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or the Participant’s beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state and local income, employment and any other applicable taxes required to be withheld.

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(e) Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book entry notation substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE HARVEST OIL & GAS CORP. 2018 Omnibus Incentive Plan AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN HARVEST OIL & GAS CORP. AND THE PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF HARVEST OIL & GAS CORP.

10. Other Stock-Based Awards and Cash-Based Awards. The Committee may grant Other Stock-Based Awards under the Plan to Eligible Persons, either alone or in tandem with other Awards, in such amounts and dependent upon such terms, conditions and restrictions as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Other Stock-Based Award so granted shall be subject to such terms, conditions and restrictions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

The Committee may grant Cash-Based Awards under the Plan to Eligible Persons, either alone or in tandem with other Awards, in such amounts and dependent on such terms, conditions and restrictions as the Committee shall from time to time in its sole discretion determine. Each Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time and shall be subject to such terms, conditions and restrictions not inconsistent with the Plan as may be reflected in the form evidencing such Award.

11. Changes in Capital Structure and Similar Events. Notwithstanding any other provision in the Plan to the contrary, the following provisions shall apply to all Awards granted hereunder:

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(a) General. In the event of (x) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change of Control) that affects the shares of Common Stock, or (y) unusual or nonrecurring events affecting any member of the Company Group or the financial statements of any member of the Company Group, including changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that, in either case, an adjustment is determined by the Committee, in its sole discretion, to be equitable or proportional to prevent the dilution or enlargement of the rights granted to, or available for, Participants under the Plan (any such event in clause (x) or (y), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, in such manner as it may deem equitable, including, without limitation, to any or all of (A) the limits provided under the Plan (including under Section 5 of Plan) with respect to the number of Awards which may be granted hereunder, (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and/or (C) (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award, or (3) any applicable performance measures; provided, that, in the case of any “equity restructuring” (within the meaning of ASC Topic 718), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.

(b)          Change of Control. Without limiting the foregoing and notwithstanding any provision of the Plan to the contrary, except as may otherwise be provided in an Award Agreement or otherwise, in connection with a Change of Control, the Committee may, in its sole discretion, provide for any one or more of the following:

(i) continuation, substitution or assumption of Awards (or awards of an acquiring company), acceleration of the vesting of, the exercisability of, lapse of restrictions on, or termination of, Awards or, with respect to Awards subject to exercise, establishment of a period of time (which shall not be required to be more than 10 days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate or become no longer exercisable upon the occurrence of such event);

(ii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of all or a portion of any one or more outstanding Awards (whether vested or unvested, as determined by the Committee in its sole discretion) and payment to the holders of such Awards in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event);

(iii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of any one or more outstanding Options or SARs (whether vested or unvested, as determined by the Committee in its sole discretion) and payment to the holders of such Options or SARs a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, as applicable (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a share of Common Stock subject thereto may be cancelled and terminated without any payment or consideration therefor); and/or

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(iv) in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards that are not vested as of such cancellation, cancellation of any one or more of such Awards and payment to the holders thereof of cash or, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, equity, in each case, subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units or Other Stock-Based Awards prior to cancellation, or the underlying shares in respect thereof.

(c)          Other Requirements. Prior to any payment or adjustment contemplated under this Section 11, the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to the Participant’s Awards, (B) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, and (C) deliver customary transfer documentation as reasonably determined by the Committee.

(d)          Fractional Shares. Any adjustment provided under this Section 11 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

(e)          Binding Effect. Any adjustment, substitution, determination of value or other action taken by the Committee under this Section 11 shall be final, conclusive and binding for all purposes.

12. Amendments and Termination. (a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time and the Committee may amend the Plan or any portion thereof at any time; provided, that (i) no amendment to Section 12(b) (to the extent required by the last proviso in such Section 12(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any applicable rules, regulations or requirements of any securities exchange or inter-dealer quotation system on which the shares of Common Stock may be listed or quoted) or for changes in GAAP to new accounting standards; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary unless the Committee determines that such amendment, alteration, suspension, discontinuance or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation.

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(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of the Plan and any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, that, other than pursuant to Section 11, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant unless the Committee determines that such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination is either required by or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation; provided, further, that without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, except as otherwise permitted under Section 11 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be), another Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR, and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

13. General. (a) Award Agreements. Other than Cash-Based Awards, each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom the Award was granted and shall specify the terms, conditions and restrictions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.

(b) Nontransferability. (i) Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against any member of the Company Group; provided, that, the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant or the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C), and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that, the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

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(iii) The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution, (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate, (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, (D) the consequences of the termination of the Participant’s employment by, or services to, any member of the Company Group under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the transferred Award, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement, and (E) any non-competition, non-solicitation, non-disparagement, non-disclosure or other restrictive covenants contained in any Award Agreement or other agreement between the Participant and a member of the Company Group shall continue to apply to the Participant and the consequences of a violation of such covenants shall continue to be applied with respect to the transferred Award, including, without limitation, the clawback and forfeiture provisions of Section 13(v) of the Plan.

(c) Dividends and Dividend Equivalents. The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or other similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards, or other property (in each case, without interest), on a current or deferred basis, on such terms and conditions as may be determined by the Committee, in its sole discretion; provided, that no dividends, dividend equivalents, or similar payments shall be payable in respect of outstanding (i) Options or SARs or (ii) any other unearned Awards (although dividends, dividend equivalents, or other similar payments may be accumulated in respect of unearned Awards and paid as soon as administratively practicable following the date on which the underlying Award becomes vested, payable, distributable or settleable, as applicable, but in no event more than 75 days thereafter). If the underlying Award is forfeited, the Participant shall have no right to the dividend, dividend equivalent or other similar payment in respect of such forfeited Award.

(d) Tax Withholding. (i) A Participant shall be required to pay to the Company or one or more of its Subsidiaries, as applicable, an amount in cash (by check or wire transfer) equal to the aggregate amount of any federal, state and local income, employment and any other applicable taxes that are statutorily required to be withheld in respect of an Award. Alternatively, the Company or any of its Subsidiaries may elect, in its sole discretion, in an Award Agreement or otherwise, to satisfy this requirement by withholding such amount from any cash compensation or other cash amounts owing to a Participant.

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(ii) Without limiting the foregoing, the Committee may (but is not obligated to), in its sole discretion, in an Award Agreement or otherwise, permit or require a Participant to satisfy all or any portion of the minimum federal, state and local income, employment, and any other applicable taxes that are statutorily required to be withheld with respect to an Award by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for any period of time as established from time to time by the Committee in order to avoid adverse accounting treatment under GAAP)) having an aggregate Fair Market Value equal to such minimum statutorily required withholding liability (or portion thereof); or (B) having the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting or settlement of the Award, as applicable, a number of shares of Common Stock with an aggregate Fair Market Value equal to an amount, subject to clause (iii) below, not in excess of such minimum statutorily required withholding liability (or portion thereof).

(iii) The Committee, subject to its having considered the applicable accounting impact of any such determination, has full discretion, in an Award Agreement or otherwise, to allow Participants to satisfy, in whole or in part, any additional income, employment and/or other applicable taxes payable by them with respect to an Award by electing to have the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting or settlement of the Award, as applicable, shares of Common Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant’s relevant tax jurisdiction).

(e) No Claim to Awards; No Rights to Continued Employment/Service; Waiver. No employee of any member of the Company Group, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms, conditions and restrictions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of any member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. Any member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement.

(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more Persons as the beneficiary or beneficiaries, as applicable, who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change the Participant’s beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be the Participant’s spouse or, if the Participant is unmarried at the time of death, the Participant’s estate.

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(g) Termination of Employment/Service. Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service, as applicable, due to illness, vacation or leave of absence nor a transfer from employment or service, as applicable, with the Company to employment or service, as applicable, with another member of the Company Group (or vice-versa) shall be considered a termination of employment or service, as applicable, with any member of the Company Group; and (ii) if a Participant’s employment with the Company Group terminates, but such Participant continues to provide services to the Company Group in a non-employee capacity (or vice versa), such change in status shall be considered a termination of employment with any member of the Company Group.

(h) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that Person.

(i) Government and Other Regulations. (i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms, conditions or restrictions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of any member of the Company Group delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which such shares or other securities of the Company are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, rules, regulations, and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates representing shares of Common Stock issued under the Plan to make appropriate reference to such restrictions or may cause such shares of Common Stock issued under the Plan in book entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to, at any time, add any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

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(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(j) Payments to Persons Other Than Participants. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for such Person’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or such Person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such Person’s spouse, child, or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of any member of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, including any compensation consultant, other than himself or herself.

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(n) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan or required by applicable law.

(o) Governing Law. This Plan shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New York.

(p) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.

(s) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company Group. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(t) Other Agreements. Notwithstanding anything herein to the contary, the Committee may require, as a condition to the grant of and/or the receipt of shares of Common Stock under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(u) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive shares of Common Stock under any Award made under the Plan.

(v) Clawback/Repayment. Notwithstanding anything to the contrary contained herein (except as otherwise expressly provided for on Exhibit A) or in any Award Agreement, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect on the Date of Grant of the Award, (2) any clawback, forfeiture or other similar policy adopted by the Board or the Committee, as in effect from time to time, to the extent required, from time to time, by the rules of the applicable national securities exchange on which the securities of the Company are listed or quoted, whether such policy becomes effective prior to or following the Effective Date or the Date of Grant of an Award, and (3) applicable law, whether such law becomes effective prior to or following the Effective Date or the Date of Grant of an Award. Furthermore, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award by reason of a financial restatement, mistake in calculations or other administrative error, as determined by the Committee in good faith, the Participant shall be required to repay any such excess amount to the Company. By accepting an Award under the Plan, a Participant shall thereby be deemed to have acknowledged and consented to the Company’s application of this Section 13(v).

* * *

As adopted by the Board on June 4, 2018.

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EXHIBIT A

Initial MIP Allocation

Fifty percent (50%) of the Share Reserve as in effect on the Effective Date will be allocated as soon as reasonably practicable after the Effective Date (with time vesting to be keyed off of the Effective Date for Participants employed by or providing services to the Company as of such date) by the Board (or the Committee) to Participants mutually selected as soon as reasonably practicable following the Effective Date by the Chief Executive Officer of the Company (the “CEO”) and the Board and on such terms and conditions as provided for herein and in the Plan to the extent consistent with Exhibit A and on such other terms and conditions as mutually agreed by the CEO and the Board as soon as reasonably practicable following the Effective Date (the “Initial MIP Allocation”). Notwithstanding the foregoing, non-employee directors of any member of the Company Group will not be eligible to receive an Award granted pursuant to the Initial MIP Allocation.

Additional MIP Allocation

Any additional Awards made under the Plan from the Share Reserve as in effect on the Effective Date will be (i) full value awards (e.g., Restricted Stock Units) in respect of the Company, (ii) based on the Company’s post-Effective Date performance, and (iii) on such other terms as determined by the Board (or the Committee).

Notwithstanding anything herein to the contrary, non-employee directors of any member of the Company Group (other than non-employee directors who are employed by Affiliates of the Company ) shall be granted Awards under the Plan from the Share Reserve as in effect on the Effective Date (but after taking into account Awards granted as part of the Initial MIP Allocation)

(i) in the form of full value awards (e.g., Restricted Stock Units) in respect of the Company and (ii) on such terms as determined by the Board, which Awards shall be granted in accordance with the terms and conditions of the Plan.

Vesting/ Settlement Terms of Initial MIP Allocation

The Awards granted pursuant to the Initial MIP Allocation will vest over the three-year period following the Effective Date, with one-third vesting on each of the first three anniversaries of the Effective Date, subject to the Participant’s continued employment/service with the Company on each applicable vesting date.

In addition to the time vesting component applicable to the Awards granted pursuant to the Initial MIP Allocation, the vesting of 50% of the Awards awarded pursuant to the Initial MIP Allocation (the “Initial Performance Awards”) will also be based on the attainment of specified metrics based upon the performance of the Company, which metrics will be determined by the Board as soon as reasonably practicable following the Effective Date based on good faith negotiations between the CEO and the Board, subject to the Participant’s continued employment/service with the Company on each applicable vesting date.

Notwithstanding anything herein to the contrary, the Board may, in its discretion, determine that all or any portion of the Initial Performance Awards vest as and when the performance metrics are achieved without regard to any time vesting requirements.

Dividend Equivalent Rights

All Restricted Stock Units (whether subject to time vesting or performance vesting) granted pursuant to the Initial MIP Allocation shall include dividend equivalent rights, with dividends being accumulated and paid following vesting when the applicable Restricted Stock Unit is settled in shares of Common Stock. To the extent that the Restricted Stock Units are forfeited or cancelled for any reason, any such dividend equivalent rights will be similarly forfeited or cancelled.

Clawback	Notwithstanding Section 13(v) of the Plan, the Awards granted pursuant to the Initial MIP Allocation shall not be subject to any clawback, forfeiture or similar policy adopted by the Board referred to in Section 13(v)(1) without the prior written consent of the applicable Participant.

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Other Grant Terms	Grants of Awards pursuant to the Initial MIP Allocation are subject to final documentation as determined by the CEO and the Board using commercially reasonable efforts as soon as reasonably practicable following the Effective Date and adopted by the Board (or a Committee thereof), which shall contain the terms set forth herein and in the Plan to the extent consistent with Exhibit A as well as other customary terms and conditions, including, without limitation, provisions addressing treatment on termination of employment/service, restrictive covenants, the ability to satisfy tax withholding obligations under certain circumstances through net share settlement, cash-out rights and other customary rights in connection with a change of control. Grants of any additional Awards under the Plan are subject to final documentation as determined and approved by the Board (or the Committee).

Securities Law Matters

The Common Stock to be issued under the Plan will be issued under a registration statement on Form S-8 filed in connection with the Plan or in reliance upon an applicable exemption from the registration requirements of the Securities Act of 1933, as amended.

Amendment	The Company may not amend the provisions of this Exhibit A without the prior consent of the CEO.

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